                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  _________________

                                       FORM 8-K

                                  _________________

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 30, 1998

                          CORPORATE OFFICE PROPERTIES TRUST
------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

         Maryland                    0-20047                   23-2947217
----------------------------       ------------         ----------------------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)         Identification Number)


                             One Logan Square, Suite 1105
                               Philadelphia, PA  19103
                 ---------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                                    (215) 567-1800
                 ---------------------------------------------------
                 Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.

On April 30, 1998, the Corporate Office Properties Trust (the "Company") through affiliates of Corporate Office Properties, L.P. (the "Operating Partnership"), acquired nine multistory office buildings and three office/flex buildings (the "Acquired Properties") located in the Baltimore/Washington corridor adjacent to the BWI Airport in Linthicum, Anne Arundel County, Maryland from unrelated parties.

The purchase price of the Acquired Properties totaled approximately $72 million, paid in cash. The acquisition was accomplished through a combination of (i) the purchase of the debt encumbering the Acquired Properties from the former mortgage lender, Aetna Life Insurance Company and (ii) the purchase of all the partnership interests in the partnerships that owned the Acquired Properties. These partnership interests were owned by Airport Square Limited Partnership, a Maryland limited partnership, Airport Square Corporation, a Maryland corporation and Camp Meade Corporation, a Maryland corporation.

The Acquired Properties, located in the Airport Square Office Park and the Airport Square Technology Park, total approximately 815,000 square feet. As of May 1, 1998, the Acquired Properties were 97% leased to 37 tenants. Major tenants include the government of the United States of America and Ciena Corporation, under several leases aggregating approximately 210,000 and 182,000 square feet, respectively, representing 26% and 22% of the Acquired Properties' aggregate square feet.

The following table sets forth a summary schedule of the lease expirations for the Acquired Properties, for leases in place as of May 1, 1998, assuming that none of the tenants exercise renewal options.


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

                                                                       Total
                                                                       Rental
                                                                     Revenue of
                                                      Total Rental    Expiring    Percentage of
                             Square      Percentage    Revenue of    Leases per    Total Rental
 Year of      Number of    Footage of     of Total      Expiring      Rentable       Revenue
  Lease        Leases       Expiring       Leased        Leases        Square       Expiring
Expiration    Expiring       Leases      Square Feet   ($000) (1)     Foot (1)         (1)
----------   ----------   ----------    ------------  -----------   -----------   -------------
  5/1/98-
12/31/98 (2)     9         123,492         15.61%    $ 1,203,137      $ 9.74         12.03%
    1999         7         205,052         25.92       2,572,069       12.54         25.71
    2000         5          16,573          2.09         259,076       15.63          2.59
    2001         4          82,476         10.42       1,416,465       17.17         14.16
    2002         8         210,234         26.57       2,572,955       12.24         25.72
    2003         -            -              -             -             -             -
    2004         -            -              -             -             -             -
    2005         2          61,779          7.81         967,272       15.66          9.67
    2006         -            -              -             -             -             -
    2007         -            -              -             -             -             -
    2008         2          91,589         11.58       1,012,376       11.05         10.12
  2009 and
  thereafter     -            -              -             -             -             -
             ----------   ----------    ------------  -----------   -----------   -------------
Total/Average   37         791,195        100.00%    $10,003,350      $12.64        100.00%
             ----------   ----------    ------------  -----------   -----------   -------------
             ----------   ----------    ------------  -----------   -----------   -------------

(1) Total Rental Revenue is the monthly contractual charge as of May 1, 1998 multiplied by 12 excluding any operating expense reimbursements

(2) Excludes 23,818 vacant square feet as of May 1, 1998.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

               (a)  Financial Statements of Businesses Acquired

               The combined financial statements of the Acquired Properties will be filed by amendment not later than June 29, 1998.

               (b)  Pro Forma Financial Information

               The pro forma condensed consolidated financial statements of the Company will be filed by amendment not later than June 29, 1998.


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               (c)  Exhibits


Exhibit Number      Description
--------------      -----------
2.1                 Assignment of Partnership Interests dated as of April 30,
                    1998 between Airport Square Limited Partnership, Airport
                    Square Corporation, Camp Meade Corporation and COPT
                    Airport Square One LLC and COPT Airport Square Two LLC.

10.1 Assignment of Purchase and Sale Agreement dated as of April 30, 1998 between Aetna Life Insurance Company and the Operating Partnership.

10.2 Assignment of Loan Purchase and Sale Agreement dated as of April 30, 1998 between Constellation Real Estate, Inc.
                    and the Operating Partnership.

10.3 Purchase and Sale Agreement dated as of April 1, 1998 between Aetna Life Insurance Company and Airport Square
                    Limited Partnership

10.4 Loan Purchase and Sale Agreement dated as of March 13, 1998 between Aetna Life Insurance Company and Constellation Real
                    Estate, Inc.

10.5                Amendment to Loan Purchase and Sale Agreement dated as of
                    April 16, 1998 between Aetna Life Insurance Company and
                    Constellation Real Estate, Inc.


Exhibits and Schedules have been omitted based on rule 601(b)(2). Such exhibits and schedules are described in the agreements. The registrant hereby agrees to furnish to the Commission upon its request any or all such ommitted exhibits or schedules.










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                                      SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 1998

                              CORPORATE OFFICE PROPERTIES TRUST

                              By:  /s/ Clay W. Hamlin, III
                                 ---------------------------------------------
                              Name:     Clay W. Hamlin, III
                              Title:    President and
                                        Chief Executive Officer


                              By:  /s/ Thomas D. Cassel
                                 ---------------------------------------------
                              Name:     Thomas D. Cassel
                              Title:    Vice President Finance




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